UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2007

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14101 Capital Boulevard, Youngsville, North Carolina 27596

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 556-7235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers

On May 16, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Xerium Technologies, Inc. (the “Company”) approved shareholder return based restricted stock units awards for certain of the Company’s Named Executive Officers under the Company’s 2005 Equity Incentive Plan (Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, filed on June 23, 2005). The following table sets forth the number of such restricted stock units awarded to the Company’s Named Executive Officers who received such awards.

Name	Position	Restricted Stock Units
Thomas Gutierrez	Chief Executive Officer	124,685
Michael O’Donnell	Chief Financial Officer	55,000
Josef Mayer	Executive Vice President of Business Development	41,250
Douglas Milner	President - Stowe Woodward Rolls Worldwide	41,250

The awards will generally only vest if:

•

the cumulative total return on the Company’s common stock, measured as growth in the per share price of the Company’s common stock and dividends paid on the Company’s common stock from May 16, 2007, satisfies the annual target that the Compensation Committee has established in respect of the four years following the grant date; and

•	the Named Executive Officer continues to be employed with the Company through the fourth anniversary of the grant date.

The restricted stock units may also vest, in whole or in part, if a “covered transaction” (as defined in the 2005 Plan) occurs and the cumulative total return vesting requirements have previously been satisfied or would be satisfied based on the transaction price. Under the awards, the Company will issue one share of common stock in respect of each fully vested restricted stock unit.

The form of restricted stock unit award is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the above description is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith.

Exhibit No.	Description
10.1	Form of Shareholder Return Based Restricted Stock Units Agreement under the 2005 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.
Date: May 18, 2007
	By:	/s/ Michael P. O’ Donnell
	Name:	Michael P. O’Donnell
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Shareholder Return Based Restricted Stock Units Agreement under the 2005 Equity Incentive Plan